UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 10, 2011
Date of Report (date of Earliest Event Reported)
Converted Organics Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-33304 (Commission File No.)	20-4075963 (I.R.S. Employer Identification No.)
137A LEWIS WHARF, BOSTON, MASSACHUSETTS 02110
(Address of principal executive offices and zip code)
617-624-0111
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02	Results of Operations and Financial Condition.
The information set forth in Exhibit 99.1 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
The information set forth in Exhibit 99.1 is incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits.
(a)	Not applicable

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.
99.1	Presentation dated January 10, 2011

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERTED ORGANICS INC.
Date: January 10, 2011	By:	/s/ Edward J. Gildea
		Name:	Edward J. Gildea
		Title:	Chief Executive Officer